U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-k
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               NEOTERIC GROUP INC
                         Name of Small Business Issuer)

         Date of Report (Date of earliest event reported) June 24, 2002


Nevada                                   0-21961               76-0487709
(State or Other Jurisdiction of     Commission File No.     (I.R.S. Employer
Incorporation or Organization)                            Identification Number)


               3450 E Russell Road, Suite 125, Las Vegas, NV 89120 (Address of Principal Executive Offices) (Zip Code)

                                  702-214-4229
                         (Registrant's Telephone Number)

                               Voyager Group, Inc.
                       6388 Caste Jon, La Jolla, CA 92037
                            (Former Name and Address)


Item 1.  Changes in Control of Registrant.

         On June 20, 2002, manually signed resignations of Marlen Johnson President, Secretary, and director, Michael Johnson Vice President and Director, and Ray Rothschild Director, were received by the registrant. On June 24, an extraordinary meeting of stockholders was called by Bill Bailey and Herbert Kuglmeier to elect directors. Shareholders holding a majority of the issued and outstanding shares were present. At the meeting Bill Bailey, age 51, Paul Bailey, age 32 and Al Golusin, age 47, were nominted as directors of the corporation to serve until the next annual meeting of stockholders. On the same day, Bill Bailey accepted and was elected president, Paul Bailey accepted and was elected vice president and secretary, and Al Golusin was elected treasurer of the company to serve the term. Al Golusin accepted on September 9, 2002.

         As has previously been reported, on June 8, 2002, Neoteric Group, Inc. (Formerly Voyager Group, Inc.) signed a merger agreement with Olympic Environmental, LTD and changed its name to Neoteric Group, Inc.. In connection with the merger a 100,000 to 1 reverse common stock split was authorized, leaving 65,224 shares of common stock. Shareholders of Olympic Environmental

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then received 3 shares of Neoteric Group, Inc.  (Formerly  Voyager Group,  Inc.)
post split Common Stock for every one share of Olympic Common Stock. As a result of the merger, 23,553,099 shares of common stock were issued to the shareholders of Olympic Environmental, representing 99.72% of the issued and outstanding shares of the Registrant.

Mr. Bill Bailey, 51 years old, president and director of the company has experience in corporate structure and business strategy fields and since 1989 has been serving as a consultant to a number of Eastern European companies doing business in North America and Western Europe. Mr. Bailey plans to bring into the company the management values that were established and tested in real business environment for over 25 years.

Educated at Azusa Pacific University at 32 Paul Bailey brings a diverse collection of skills and experience to Neoteric Group. Currently Mr. Bailey is employed by Silver Moon Concepts, Inc. where he has served for just over one year as the Customer Development Manager. At Neoteric Group Mr. Bailey is going to be responsible for developing new markets and opportunities. Mr. Bailey's previous experience includes over two years with Belkin Components, a leader in computer and electronic accessories and over three years with Compucell Accessories, an online company that Mr. Bailey was a co-founder of.

Albert A. Golusin has been a Certified Public Accountant since 1981. He worked with the public accounting firms of Grant Thornton & Company and Kenneth Leventhal & Company from 1979 through 1994. From 1985 to 1992, Mr. Golusin was the Controller of a public company called N-W Group, Inc. that later became Glenayre Electronics. He was responsible for managing a $ 40 million cash portfolio, managing the accounting department and preparing the financial statements for reporting to the Securities Commissions in the U.S.A. and Canada. From 1993 to the present, Mr. Golusin has consulted to publicly traded companies or companies preparing to become publicly traded. He is currently a director of Rhombic Corporation and Fan Energy, Inc. which both trade on the OTC Bulletin Board of NASDAQ.


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         As a result of changes which have taken place since June 14, 2002,  the following persons are the owners of more than 5% of the company's outstanding common shares.

Title       Name and Address              Nature and                    Percent
of class    of Beneficial Owner           Amount of Beneficial          of Class
Ownership
--------------------------------------------------------------------------------

Common      Bill Bailey (1)               14,850,000 shares (2)         62.9%
            3450 E. Russell Rd.
            :Suite 125,
            Las Vegas, NV 89120,

Common      Officers and Directors        14,850,000 shares             62.9%
            as a Group

Common      Herbert Kuglmeier              3,000,000 shares             13%
            6523 Barcelona Ave,
            Tuscon, AZ

Common      Pitergoff, Inc. (2)           13,200,000 shares             56%
            3450 E. Russell Rd.
            Suite 125,
            Las Vegas, NV 89120,

------------------------
         1        The  legal  name of  Bill  Bailey  is  Billy  Stephen  Bailey.
                  1,350,000 of these shares were originally registered in the name of Steve Bailey, have been transferred to the name
                  Vardez, Ltd., but will be re-registered to Stephen Bailey prior to October 31, 2002. Bill Bailey has always been the beneficial owner of these shares. 300,000 of these shares are registered to Billy C. Bailey, Bill Bailey's father, and are beneficially controlled by Bill Bailey. 13,200,000 of these shares are registered to Pitergoff, Inc. (See footnote 2.)

         2 On or about August 20, 2002 Bill Bailey acquired 100% of the outstanding common shares of Pitergoff, Inc. and is presently the beneficial owner of the shares registered to Pitergoff,

Item 2. Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

         1. In late June of 2002 the registrant changed is address and principal place of business from LaJolla, California to:

         3450 East Russell, Suite 125
         Las  Vegas, NV 89120
         Telephone: (702) 214-4229

         2. On August 23, 2002, suit was filed in the District Court of Clark County, Nevada under the title: "Neoteric Group, Inc., a Nevada corporation and Olympic Environmental, Ltd., a Nevada corporation v. Marlen Johnson, an individual, Michael Johnson, an individual, Ray Rothschild; and Does 1 through 1000, inclusive, Case No. A455426. A copy of the complaint is attached as Exhibit "A" hereto. On September 11, 2002, the District Court for Clark County, Nevada, Mark R. Denton, District Judge, entered an Order of Preliminary Injunction a true and correct copy of which is submitted as Exhibit "B" hereto. The company believes entry of this injunction should be sufficient to prevent any negative effects on Neoteric Group, Inc. from any of the alleged actions of the defendants in this case for the term of the injunction. The company intends to move the court to issue a permanent injunction against the defendants prohibiting the same actions as the preliminary injunction, though no assurance can be given that such a permanent injunction will issue or that the terms will be those proposed by the company.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements and Exhibits.

         Exibit A - Complaint
         Exibit B - Order of Preliminary Injunction

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEOTERIC GROUP, INC.



Date: September 17, 2002               by: __/s/ Bill Bailey____________________
                                            Bill Bailey, President and Director